UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 23, 2015

IPC HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33930	No. 95-4562058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4605 Lankershim Boulevard, Suite 617

North Hollywood, California 91602

(Address of principal executive offices including Zip Code)

(888) 447-2362

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note.

On November 23, 2015, pursuant to the Agreement and Plan of Merger, dated as of August 4, 2015 (the “Merger Agreement”), by and among Team Health Holdings, Inc., a Delaware corporation (“Team Health”), Intrepid Merger Sub, Inc. (“Merger Sub”), a Delaware corporation and a direct, wholly-owned subsidiary of Team Health, and IPC Healthcare, Inc., a Delaware corporation (n/k/a Intrepid Healthcare Services, Inc., “IPC”), Merger Sub merged with and into IPC, with IPC continuing as the surviving corporation and a wholly-owned subsidiary of Team Health (the “Merger”). At the effective time of the Merger (the “Effective Time”), each share (a “Share”) of common stock of IPC (the “IPC Common Stock”) issued and outstanding immediately prior to the Effective Time (excluding Shares held by IPC in treasury, any Shares held, directly or indirectly, by Team Health or by Merger Sub), converted into the right to receive $80.25 in cash, without interest (the “Merger Consideration”).

Item 1.02 Termination of a Material Definitive Agreement.

In connection with the Merger, effective as of November 23, 2015 (the “Closing Date”), IPC repaid in full all outstanding loans, together with interest and all other amounts due in connection with such repayment under the Credit Agreement, dated as of August 4, 2011, by and among IPC, the lenders named therein, and Wells Fargo Bank, National Association, as Administrative Agent, L/C issuer, Swing Line lender, and Wells Fargo Securities, LLC as lead Arranger and Sole Bookrunner (the “Credit Facility”), and terminated the Credit Facility.

Item 2.01. Completion of Acquisition or Disposition of Assets.

As described in the Introductory Note of this Current Report on Form 8-K, on the Closing Date, IPC completed its previously announced Merger and each Share of common stock of IPC issued and outstanding immediately prior to the Effective Time (other than shares (i) owned by the Company or Merger Sub, (ii) held in treasury by IPC or (iii) owned by IPC stockholders who have perfected and not withdrawn a demand for appraisal under Delaware law) was converted into the right to receive the Merger Consideration.

IPC equity awards that were outstanding immediately prior to the Effective Time were generally treated as follows in connection with the Merger:

•	each outstanding stock option to purchase Shares was converted into an option to purchase shares of Team Health, based on the exchange ratio set forth in the Merger Agreement;

•	except to the extent otherwise provided in an underlying award agreement, each outstanding restricted stock award, performance-based restricted stock unit award and time-based restricted stock unit award was converted into awards with respect to shares of Team Health based on the exchange ratio set forth in the Merger Agreement and, for awards with performance periods that ended on or prior to the Effective Time, based on actual achievement of the underlying performance goals through such time;

•	each outstanding IPC equity award held by a non-employee director vested in full at the Effective Time and was cancelled in exchange for an amount in cash, (i) in the case of restricted stock unit awards, equal to the product of (A) the Merger Consideration and (B) the number of Shares subject to such restricted stock unit awards and (ii) in the case of stock options, equal to the product of (A) the number of Shares subject to such option and (B) the excess, if any, of the Merger Consideration over the exercise price per Share subject to such option; and

•	any IPC restricted stock award, performance-based restricted stock unit award or time-based restricted stock unit award that vested at the Effective Time pursuant to the terms of the underlying award agreement was cancelled and converted into the right to receive the Merger Consideration with respect to the number of Shares subject to such award.

The converted equity is subject to the same terms and conditions (including vesting and exercisability) applicable to the underlying awards prior to the Effective Time, provided that vesting provisions relating to achievement of performance targets may be revised, in the reasonable discretion of Team Health in order to appropriately reflect the acquisition by Team Health and resulting changes to business of IPC.

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 7, 2015, the terms of which are incorporated herein by reference.

The information set forth in Item 5.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On the Closing Date, IPC notified the NASDAQ Stock Market (“NASDAQ”) that the Merger had been completed and requested that trading in the IPC Common Stock be suspended and that the IPC Common Stock be withdrawn from listing on NASDAQ, effective before the market opened on the Closing Date. On the Closing Date, the NASDAQ filed with the SEC a notification of removal from listing on Form 25 to report that shares of IPC Common Stock will no longer be listed on NASDAQ. The IPC Common Stock ceased trading effective before the market opened on the Closing Date and will be delisted from NASDAQ.

Additionally, IPC intends to file with the SEC a certification and notice of termination on Form 15 to terminate the registration of the Company Common Stock under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and to suspend IPC’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.01.

Item 3.03 Material Modification to Rights of Security Holders.

In connection with the Merger and at the Effective Time, holders of IPC Common Stock and outstanding Company equity awards immediately prior to such time ceased to have any rights as stockholders in IPC (other than their right to receive the Merger Consideration pursuant to the Merger Agreement or the conversion of such equity awards into equity awards to purchase shares of Team Health, based on the exchange ratio and other terms and conditions set forth in the Merger Agreement ).

The information set forth in Items 2.01, 3.01 and 5.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 5.01 Changes in Control of Registrant.

In connection with the Merger and at the Effective Time, a change of control of IPC occurred and IPC became a wholly owned subsidiary of Team Health.

The information set forth in the Introductory Note and in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements to Certain Officers.

In connection with the Merger, pursuant to the Merger Agreement, each of the members of the board of directors of IPC (the “Board”) resigned as a director of IPC and from all committees of IPC on which he or she served, effective as of the Effective Time. The directors of IPC effective as of, and immediately following, the Effective Time are Oliver Rogers and Steven G. Holtzclaw, M.D.

The executive officers of IPC immediately prior to the Effective Time were replaced with the following executive officers as of, and immediately following, the Effective Time: Jasen Gundersen, M.D., President; Steven E. Clifton, Vice President and Secretary; David Jones, Vice President and Treasurer; John R. Stair, Assistant Secretary; Carole Belmar, Assistant Treasurer.

Item 5.03 Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Merger and at the Effective Time, (i) the certificate of incorporation of IPC was amended and restated in its entirety by virtue of the filing of the Certificate of Merger with the Secretary of State of the State of Delaware and (ii) the Bylaws of IPC were amended to be identical to the Bylaws of Merger Sub, in each case in accordance with the terms of the Merger Agreement.

Copies of the Eleventh Amended and Restated Certificate of Incorporation of IPC and the Sixth Amended and Restated Bylaws of IPC are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of August 4, 2015, by and among Team Health, the Company and Merger Sub (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the SEC on
August 7, 2015)

3.1*	Eleventh Amended and Restated Certificate of Incorporation of Intrepid Healthcare Services, Inc., dated November 23, 2015.

3.2*	Sixth Amended and Restated Bylaws of Intrepid Healthcare Services, Inc., dated November 23, 2015.

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IPC HEALTHCARE, INC.

Date: November 23, 2015	By:	/s/ David Jones
David Jones
Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of August 4, 2015, by and among Team Health, the Company and Merger Sub (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the SEC on August 7, 2015).

3.1*	Eleventh Amended and Restated Certificate of Incorporation of Intrepid Healthcare Services, Inc., dated November 23, 2015.

3.2*	Sixth Amended and Restated Bylaws of Intrepid Healthcare Services, Inc., dated November 23, 2015.

*	Filed herewith